Operations (Details) - Schedule of exchange ratio - Initial Exchange Ratio [Member] - shares		Apr. 01, 2020	Jun. 30, 2019
Operations (Details) - Schedule of exchange ratio [Line Items]
Unrestricted shares		4,402,404	4,402,404
Shares with sale restriction		812,981	812,981
Shares issued and delivered	[1]		5,215,385
Agrifirma warrants		654,487	654,487	[2]
Exchange ratio shares		5,869,872	5,869,872

[1]	Based on preliminary book values as of June 30, 2019 of Agrifirma, the capital stock of BrasilAgro was increased by R$115,587, from R$584,224 to R$699,811, with the issuance of 5,215,385 new common shares of the BrasilAgro, which were subscribed for and paid up by the shareholders of Agrifirma, and
[2]	Issuance of the Agrifirma Warrants on behalf of one of the selling shareholders, entitling it to subscribe, anytime until January 22, 2022, to up to 654,487 new common shares of the BrasilAgro, with an exercise price of R$0.01 per share (Note 18.b).